Exhibit 99.2 Structural Term Sheets







                        TERM SHEET DATED April 10, 2000

   Note: The following is a preliminary Term Sheet. All terms and statements are subject to change. All information in this preliminary term sheet will be superceded by a final prospectus supplement delivered prior to the purchase of the Certificates.

                         $[211,553,000] (Approximate)


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            Mortgage Lenders Network Home Equity Loan Trust 2000-1
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                              [GRAPHIC OMITTED]


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                   Pass-Through Certificates, Series 2000-1
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                 [LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES


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The information herein has been provided solely by Prudential Securities
Incorporated ("PSI") based on information with respect to the mortgage loans provided by Mortgage Lenders Network, USA ("MLN") and its affiliates. Neither MLN nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$[211,553,000] (approximate)
------------------------------------------------------------------------------

PRELIMINARY INFORMATION ONLY

Offered Certificates

                                Class A-1*          Class A-2          Class A-3           Class A-4*          Class A-5*
                  Amount:      $[64,000,000]      $[62,000,000]      $[54,553,000]        $[10,000,000]      $[21,000,000]
                    Type:      FLOATING-RATE        FIXED-RATE         FIXED-RATE       FIXED-RATE SEN/SEQ     FIXED-RATE
                                  SEN/SEQ             SEN/SEQ            SEN/SEQ                                 SEN/NAS
                  Coupon:       1ML + [TBD]%          [TBD]%             [TBD]%               [TBD]%             [TBD]%
            Approx. Price          [TBD]%             [TBD]%             [TBD]%               [TBD]%             [TBD]%
               Yield (%):          [TBD]%             [TBD]%             [TBD]%               [TBD]%             [TBD]%
            Spread (bps):          [TBD]               [TBD]              [TBD]               [TBD]               [TBD]
      Avg Life (To Call):           0.68               2.01               4.74                 7.53               6.18
       Avg Life (To Mat):           0.68               2.01               4.85                11.71               6.46
 1st Prin Pymt (To Call):           5/00               7/01                3/03               10/07               5/03
Last Prin Pymt (To Call):           7/01               3/03               10/07               10/07               10/07
 Last Prin Pymt (To Mat):           7/01               3/03               10/09                2/15               2/15
              Stated Mat:           2/14               7/21                1/27                1/29               11/28
     Expected Settlement:       [04/14/2000]       [04/14/2000]       [04/14/2000]         [04/14/2000]       [04/14/2000]
           Payment Delay:          0 DAYS             24 DAYS            24 DAYS             24 DAYS             24 DAYS
  Interest Payment Basis:         ACT/360             30/360             30/360               30/360             30/360
              Dated Date:         4/14/00             4/1/00             4/1/00               4/1/00             4/1/00
   Ratings (S&P/Moody's):         AAA/Aaa             AAA/Aaa            AAA/Aaa             AAA/Aaa             AAA/Aaa

            Pricing Date:          [TBD]               [TBD]              [TBD]               [TBD]               [TBD]
        Prepayment Speed:         25% HEP             25% HEP            25% HEP             25% HEP             25% HEP

* May be subject to Available Funds Cap.

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THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           PAGE 2


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$[211,553,000] (approximate)
------------------------------------------------------------------------------

                               SUMMARY OF TERMS
Title of Securities:           Mortgage Lenders Network Home Equity Loan Trust 2000-1
                               Pass-Through Certificates, Series 2000-1

Offered Certificates:          Classes A-1 through Class A-5 (the "Class A Certificates").

Non-Offered Certificates:      Class X and Class R Certificates, which will be retained by the Seller.

Issuer:                        Mortgage Lenders Network Home Equity Loan Trust 2000-1.

Collateral:                    Fixed rate and adjustable rate mortgage loans (the "Mortgage Loans").

Seller:                        Mortgage Lenders Network USA, Inc. (the "Company")

Servicer:                      Mortgage Lenders Network USA, Inc.

Depositor:                     Prudential Securities Secured Financing Corporation.

Mortgage Insurer:              Mortgage Guaranty Insurance Corporation ("MGIC").

Servicing Fees:                [50] bps.

Underwriter:                   Prudential Securities Incorporated

Trustee:                       Norwest Bank Minnesota, National Association.

Aggregate Certificate
  Balance:                     $[211,553,000.00].

Aggregate Collateral
Balance:                       $[214,231,234.22].

Securities Offered:            100% FSA-insured, pass-through Certificates

Credit Enhancement:            Credit enhancement for the Offered Certificates will be provided by the following:
                                  (a)      mortgage insurance;
                                  (b)      excess spread;
                                  (c)      overcollateralization; and
                                  (d)      the Certificate Insurance Policy.

                               Note:  The required maintenance levels of overcollateralization will be sized by the Certificate Insurer.

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THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           PAGE 3


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$[211,553,000] (approximate)
------------------------------------------------------------------------------

Mortgage Insurance:      The Company has acquired on behalf of the Trust loan-
                         level mortgage insurance policies from Mortgage
                         Guaranty Insurance Corporation (the "Mortgage
                         Insurer") for approximately [38%] of the Mortgage
                         Loans. Substantially all the Mortgage Loans that are covered by the mortgage insurance policies have original CLTV ratios greater than 75%. Each mortgage insurance policy will remain in place for the life of the related mortgage loan.

Excess Spread:           The interest on the Mortgage Loans is generally
                         expected to be higher than the sum of the interest distributable to the Offered Certificates, the Servicing Fee, the Trustee Fee, the premium payable to the Certificate Insurer and the premium payable to the Mortgage Insurer, thus generating excess spread which will be available for distribution as principal on the related Offered Certificates. Such amount can vary over time based on the prepayment and default experience of the Mortgage Loans.

Certificate Insurer:     Financial Security Assurance Inc. ("FSA"). FSA's
                         claims-paying ability is rated "AAA" by Standard &
                         Poor's and "Aaa" by Moody's Investors Service.

Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest (net of certain shortfalls), principal portions of any allocated realized losses, and ultimate principal payments due on the Certificates.

Offering:                Public shelf offering -- a prospectus and prospectus
                         supplement will be distributed after pricing.

Settlement Date:         On or about [04/14/00]

Form of Certificates:    Book-Entry form, same-day funds through DTC, Euroclear
                         or Clearstream, Luxembourg.


Pass-Through Rate:       Class A-1 Adjustable-Rate Certificates     [1-Month LIBOR + TBD%]*
                         Class A-2 Fixed-Rate Certificates          [TBD%]
                         Class A-3 Fixed-Rate Certificates          [TBD%]
                         Class A-4 Fixed-Rate Certificates          [TBD%]*
                         Class A-5 Fixed-Rate NAS Certificates      [TBD%]*

                         *  May be subject to Available Funds Cap

Prepayment
Assumption:              25% HEP (2.5% CPR in month 1 with monthly incremental
                         increases of 2.5% CPR until the speed reaches 25% CPR in month 10 and 25% CPR thereafter).

Distribution Date:       The 25th day of each month (or, if any such date is
                         not a business day, the first business day thereafter) commencing in May 2000. The payment delay will be 0 days for the Class A-1 Certificates and 24 days for the Class A-2, Class A-3, Class A-4, and Class A-5
                         Certificates.

Principal Paydown:       Amounts available for distribution as principal will
                         be allocated in the following priority:

                         1) Pay to the Class A-5 the Class A-5 Lockout Distribution Amount
                         2) Pay to the Class A-1 through A-5, sequentially, until each is reduced to zero

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THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           PAGE 4


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$[211,553,000] (approximate)
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Class A-5 Lockout
Distribution Amount:     For any Distribution Date will be the product of (i)
                         the Class A-5 Lockout Percentage for such Distribution
                         Date and (ii) the Class A-5 Pro-Rata Distribution
                         Amount for such Distribution Date.

The Class A-I-5
Lockout Percentage:      For each Distribution Date shall be as follows:
                         -----------------------------------------------
                         May 2000 to April 2003    ==> 0%
                         May 2003 to April 2005    ==> 45%
                         May 2005 to April 2006    ==> 80%
                         May 2006 to April 2007    ==> 100%
                         May 2007 and after        ==> 300%

Class A-5 Pro-Rata
Distribution Amount:     For any Distribution Date will be an amount equal to
                         the product of (x) (i) the Class A-5 Certificate
                         Principal Balance (on the prior Distribution Date) as a percentage of (ii) the aggregate principal balance of the Class A Certificates (on the prior Distribution
                         Date), and (y) the amount of principal available for distribution on the Class A Certificates on the related Distribution Date.

Optional Termination:    The Certificates may be redeemed, in full but not in
                         part, at the option of the Servicer or the majority holder of Class X Certificate, on or after the Payment
                         Date on which the related Certificate Balance has declined to less than 10% of the outstanding related
                         Certificate Balance as of the Closing Date.

Coupon Step-up:          The coupon on the Class A-4 Certificates will increase
                         by [50] basis points after the Optional Termination
                         Date subject to Available Funds Cap.

Available Funds Cap:     A rate equal to the weighted average net mortgage rate
                         on the Mortgage Loans less the certain fees, including a Servicing Fee totaling 0.50% per annum payable monthly, a monthly premium payable to the Mortgage
                         Insurer, a monthly premium payable to the Certificate
                         Insurer and monthly Trustee fees.

Interest Accrual
Period: On the Class A-1 Certificates, interest will accrue from the Closing Date to but excluding the first Distribution Date in May 2000. In future periods, interest will accrue on the Class A-1 Certificates from the preceding Distribution Date to but excluding the current Distribution Date.

                         Interest on the Class A-2, Class A-3, Class A-4, and Class A-5 Certificates will accrue during the calendar month preceding the related Distribution Date assuming a year consisting of twelve 30-day months.

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THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           PAGE 5


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$[211,553,000] (approximate)
------------------------------------------------------------------------------

ERISA Considerations:    The Issuer believes that each Class Certificates are
                         ERISA eligible, subject to individual Plan account restrictions. Accordingly, any Plan fiduciary considering whether to purchase any Certificates on behalf of a Plan should consult with its counsel prior to purchase of such Certificates.

Taxation:                REMIC election.

Legal Investment:        None of the Class A Certificates will be SMMEA-
                         eligible.

Certificates Ratings:    The Class A Certificates will be rated "AAA" by
                         Standard & Poor's and "Aaa" by Moody's Investors
                         Service

Further Information:     Call the desk at (212)778-2741, Vito Lodato at (212)
                         778-1390, John Plum at (212)778-1492 or Kenny
                         Rosenberg at (212)778-2440 with questions.

-----------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           PAGE 6


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$[211,553,000] (approximate)
------------------------------------------------------------------------------

Approximate Collateral Coupon less servicing, surety, mortgage insurer and trustee fees.

                  5/25/00         9.49870
                  6/25/00         9.49940
                  7/25/00         9.50000
                  8/25/00         9.50050
                  9/25/00         9.50090
                 10/25/00         9.50110
                 11/25/00         9.50130
                 12/25/00         9.50140
                  1/25/01         9.50140
                  2/25/01         9.50130
                  3/25/01         9.50130
                  4/25/01         9.56400
                  5/25/01         9.56400
                  6/25/01         9.56400
                  7/25/01         9.56400
                  8/25/01         9.56390
                  9/25/01         9.56390
                 10/25/01         9.59400
                 11/25/01         9.59400
                 12/25/01         9.59400
                  1/25/02         9.59400
                  2/25/02         9.59410
                  3/25/02         9.75190
                  4/25/02         9.75210
                  5/25/02         9.75220
                  6/25/02         9.76480
                  7/25/02         9.76490
                  8/25/02         9.76510
                  9/25/02         9.84450
                 10/25/02         9.84470
                 11/25/02         9.84490
                 12/25/02         9.84710
                  1/25/03         9.84730
                  2/25/03         9.84760
                  3/25/03         9.86020
                  4/25/03         9.86040
                  5/25/03         9.86070
                  6/25/03         9.86090


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THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           PAGE 7


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$[211,553,000] (approximate)
------------------------------------------------------------------------------

CLASS A-1

CURRENT BALANCE: $64,000,000.00
 FACTOR: 1.0000000000
ORIGINAL BALANCE: $64,000,000.00

                                   BOND A1 DISCOUNT MARGIN ACT/360 TABLE                     YIELD TABLE DATE: 04/14/00
                                   ASSUMED CONSTANT LIBOR-1M 6.1300

        PRICING SPEED

                   25.0%      15.00%      18.00%     30.00%      35.00%           ORIGINAL
     PRICE          HEP        HEP         HEP         HEP         HEP            CLASS SUMMARY
     99-16        87.201      63.956      71.334      98.112     108.639          BOND A1    FLOATER
     99-17        82.485      60.698      67.613      92.712     102.579          LIBOR-1M   TBA
     99-18        77.772      57.442      63.895      87.315      96.522          $64,000,000.00
     99-19        73.061      54.187      60.177      81.920      90.467
     99-20        68.351      50.933      56.462      76.527      84.415
     99-21        63.644      47.681      52.748      71.137      78.366
     99-22        58.939      44.430      49.035      65.749      72.319
     99-23        54.236      41.181      45.325      60.364      66.275

     99-24        49.535      37.933      41.615      54.981      60.234
     99-25        44.836      34.686      37.908      49.600      54.196
     99-26        40.139      31.441      34.202      44.221      48.160
     99-27        35.444      28.197      30.498      38.845      42.126
     99-28        30.751      24.955      26.795      33.472      36.096
     99-29        26.060      21.714      23.094      28.100      30.068
     99-30        21.371      18.475      19.394      22.731      24.043
     99-31        16.685      15.237      15.696      17.364      18.020

    100-00        12.000      12.000      12.000      12.000      12.000
    100-01         7.317       8.765       8.305       6.638       5.983
    100-02         2.637       5.531       4.612       1.278     - 0.032
    100-03        -2.042       2.298       0.921      -4.079     - 6.044
    100-04        -6.719      -0.933      -2.769      -9.434     -12.053
    100-05       -11.393      -4.162      -6.458     -14.787     -18.060
    100-06       -16.066      -7.390     -10.144     -20.137     -24.064
    100-07       -20.736     -10.617     -13.830     -25.485     -30.066

    100-08       -25.405     -13.843     -17.513     -30.831     -36.064
    100-09       -30.071     -17.067     -21.195     -36.174     -42.061
    100-10       -34.736     -20.289     -24.876     -41.515     -48.054
    100-11       -39.398     -23.511     -28.554     -46.854     -54.045
    100-12       -44.059     -26.730     -32.232     -52.190     -60.033
    100-13       -48.717     -29.949     -35.907     -57.524     -66.019
    100-14       -53.374     -33.166     -39.581     -62.856     -72.002
    100-15       -58.028     -36.382     -43.254     -68.186     -77.982

First Payment      0.114       0.114       0.114       0.114       0.114
Average Life       0.677       0.993       0.865       0.589       0.523
Last Payment       1.281       1.947       1.697       1.114       0.947


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THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           PAGE 8




Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$[211,553,000] (approximate)
------------------------------------------------------------------------------

CLASS A-2

CURRENT BALANCE: $62,000,000.00
FACTOR: 1.0000000000
ORIGINAL BALANCE: $62,000,000.00

                               BOND A2 BE-YIELD TABLE                              YIELD TABLE DATE: 04/14/00
                               PREPAYMENT SPEED

                                 PRICING SPEED
                   25.0%       15.0%       18.0%       30.0%        35.0%
     PRICE         HEP         HEP         HEP         HEP          HEP
     99-16         7.731       7.732       7.732       7.730       7.730
     99-17         7.713       7.721       7.719       7.710       7.706
     99-18         7.696       7.710       7.706       7.689       7.682
     99-19         7.679       7.699       7.693       7.668       7.658
     99-20         7.661       7.688       7.680       7.648       7.635
     99-21         7.644       7.677       7.667       7.627       7.611
     99-22         7.626       7.666       7.654       7.607       7.587
     99-23         7.609       7.655       7.641       7.586       7.564

     99-24         7.592       7.644       7.628       7.566       7.540
     99-25         7.574       7.633       7.615       7.545       7.516
     99-26         7.557       7.622       7.602       7.525       7.493
     99-27         7.539       7.611       7.589       7.504       7.469
     99-28         7.522       7.600       7.576       7.483       7.445
     99-29         7.505       7.589       7.564       7.463       7.422
     99-30         7.487       7.578       7.551       7.442       7.398
     99-31         7.470       7.567       7.538       7.422       7.375

    100-00         7.453       7.556       7.525       7.402       7.351
    100-01         7.435       7.545       7.512       7.381       7.327
    100-02         7.418       7.534       7.499       7.361       7.304
    100-03         7.401       7.523       7.486       7.340       7.280
    100-04         7.383       7.512       7.473       7.320       7.257
    100-05         7.366       7.501       7.460       7.299       7.233
    100-06         7.349       7.490       7.448       7.279       7.210
    100-07         7.332       7.479       7.435       7.258       7.186

    100-08         7.314       7.468       7.422       7.238       7.163
    100-09         7.297       7.457       7.409       7.218       7.139
    100-10         7.280       7.446       7.396       7.197       7.116
    100-11         7.263       7.435       7.383       7.177       7.092
    100-12         7.245       7.424       7.370       7.156       7.069
    100-13         7.228       7.413       7.358       7.136       7.045
    100-14         7.211       7.402       7.345       7.116       7.022
    100-15         7.194       7.391       7.332       7.095       6.999

First Payment      1.281       1.947       1.697       1.114       0.947
Average Life       2.007       3.334       2.782       1.676       1.442
Last Payment       2.947       5.114       4.197       2.364       2.031

-----------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           PAGE 9


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$[211,553,000] (approximate)
------------------------------------------------------------------------------

CLASS A-3

CURRENT BALANCE: $54,553,000.00
FACTOR: 1.0000000000
ORIGINAL BALANCE: $54,553,000.00

                               BOND A3 BE-YIELD TABLE                           YIELD TABLE DATE: 04/14/00
                               PREPAYMENT SPEED
                     PRICING SPEED
                  25.0%       15.00%      18.00%      30.00%      35.00%
     PRICE         HEP         HEP         HEP         HEP         HEP
     99-16         7.897       7.899       7.898       7.896       7.895
     99-17         7.889       7.894       7.892       7.886       7.883
     99-18         7.881       7.889       7.886       7.876       7.871
     99-19         7.872       7.883       7.881       7.866       7.860
     99-20         7.864       7.878       7.875       7.856       7.848
     99-21         7.856       7.873       7.869       7.846       7.836
     99-22         7.848       7.868       7.863       7.836       7.824
     99-23         7.840       7.863       7.857       7.826       7.812

     99-24         7.831       7.858       7.851       7.816       7.800
     99-25         7.823       7.852       7.845       7.806       7.788
     99-26         7.815       7.847       7.839       7.796       7.776
     99-27         7.807       7.842       7.833       7.786       7.764
     99-28         7.798       7.837       7.827       7.776       7.753
     99-29         7.790       7.832       7.821       7.766       7.741
     99-30         7.782       7.827       7.815       7.756       7.729
     99-31         7.774       7.822       7.809       7.746       7.717

    100-00         7.765       7.816       7.803       7.736       7.705
    100-01         7.757       7.811       7.797       7.727       7.693
    100-02         7.749       7.806       7.791       7.717       7.682
    100-03         7.741       7.801       7.785       7.707       7.670
    100-04         7.733       7.796       7.779       7.697       7.658
    100-05         7.725       7.791       7.773       7.687       7.646
    100-06         7.716       7.786       7.767       7.677       7.634
    100-07         7.708       7.780       7.761       7.667       7.623

    100-08         7.700       7.775       7.755       7.657       7.611
    100-09         7.692       7.770       7.749       7.647       7.599
    100-10         7.684       7.765       7.743       7.637       7.587
    100-11         7.675       7.760       7.737       7.627       7.575
    100-12         7.667       7.755       7.731       7.617       7.564
    100-13         7.659       7.750       7.725       7.607       7.552
    100-14         7.651       7.745       7.720       7.598       7.540
    100-15         7.643       7.740       7.714       7.588       7.528

First Payment      2.947       5.114       4.197       2.364       2.031
Average Life       4.742       8.799       7.166       3.758       3.075
Last Payment       7.531      12.197      10.364       6.197       4.864

-----------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           PAGE 10


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$[211,553,000] (approximate)
------------------------------------------------------------------------------

 CLASS A-4

 CURRENT BALANCE: $10,000,000.00
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $10,000,000.00

                               BOND A4 BE-YIELD TABLE                              YIELD TABLE DATE: 04/14/00
                               PREPAYMENT SPEED
           PRICING SPEED
                  25.0%       15.00%      18.00%      30.00%       35.00%
     PRICE         HEP         HEP         HEP         HEP          HEP
     99-16         8.178       8.180       8.179       8.177       8.176
     99-17         8.172       8.175       8.174       8.170       8.168
     99-18         8.166       8.171       8.170       8.163       8.160
     99-19         8.161       8.167       8.165       8.157       8.153
     99-20         8.155       8.163       8.161       8.150       8.145
     99-21         8.149       8.159       8.156       8.144       8.137
     99-22         8.143       8.155       8.151       8.137       8.130
     99-23         8.138       8.150       8.147       8.130       8.122

     99-24         8.132       8.146       8.142       8.124       8.114
     99-25         8.126       8.142       8.138       8.117       8.107
     99-26         8.121       8.138       8.133       8.110       8.099
     99-27         8.115       8.134       8.128       8.104       8.091
     99-28         8.109       8.130       8.124       8.097       8.084
     99-29         8.103       8.126       8.119       8.091       8.076
     99-30         8.098       8.121       8.115       8.084       8.068
     99-31         8.092       8.117       8.110       8.077       8.061

    100-00         8.086       8.113       8.106       8.071       8.053
    100-01         8.081       8.109       8.101       8.064       8.045
    100-02         8.075       8.105       8.096       8.058       8.038
    100-03         8.069       8.101       8.092       8.051       8.030
    100-04         8.064       8.097       8.087       8.045       8.023
    100-05         8.058       8.092       8.083       8.038       8.015
    100-06         8.052       8.088       8.078       8.031       8.007
    100-07         8.046       8.084       8.074       8.025       8.000

    100-08         8.041       8.080       8.069       8.018       7.992
    100-09         8.035       8.076       8.065       8.012       7.985
    100-10         8.029       8.072       8.060       8.005       7.977
    100-11         8.024       8.068       8.055       7.998       7.969
    100-12         8.018       8.064       8.051       7.992       7.962
    100-13         8.012       8.059       8.046       7.985       7.954
    100-14         8.007       8.055       8.042       7.979       7.947
    100-15         8.001       8.051       8.037       7.972       7.939

First Payment      7.531      12.197      10.364       6.197       4.864
Average Life       7.531      12.197      10.364       6.197       5.153
Last Payment       7.531      12.197      10.364       6.197       5.197

-----------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           PAGE 11


Mortgage Lenders Network Home Equity Loan Trust 2000-1
Pass-Through Certificates, Series 2000-1
$[211,553,000] (approximate)
------------------------------------------------------------------------------

 CLASS A-5

 CURRENT BALANCE: $21,000,000.00
          FACTOR: 1.0000000000
ORIGINAL BALANCE: $21,000,000.00

                               BOND A5 BE-YIELD TABLE                              YIELD TABLE DATE: 04/14/00
                               PREPAYMENT SPEED
           PRICING SPEED
                  25.0%       15.00%      18.00%      30.00%      35.00%
     PRICE         HEP         HEP         HEP         HEP         HEP
     99-16         7.764       7.764       7.764       7.763       7.763
     99-17         7.757       7.758       7.758       7.756       7.755
     99-18         7.750       7.752       7.752       7.749       7.747
     99-19         7.744       7.746       7.746       7.742       7.739
     99-20         7.737       7.741       7.740       7.734       7.731
     99-21         7.731       7.735       7.734       7.727       7.723
     99-22         7.724       7.729       7.727       7.720       7.715
     99-23         7.717       7.723       7.721       7.713       7.707

     99-24         7.711       7.717       7.715       7.705       7.699
     99-25         7.704       7.711       7.709       7.698       7.691
     99-26         7.697       7.706       7.703       7.691       7.683
     99-27         7.691       7.700       7.697       7.683       7.675
     99-28         7.684       7.694       7.691       7.676       7.667
     99-29         7.678       7.688       7.685       7.669       7.659
     99-30         7.671       7.682       7.679       7.662       7.651
     99-31         7.664       7.677       7.673       7.654       7.643

    100-00         7.658       7.671       7.667       7.647       7.635
    100-01         7.651       7.665       7.661       7.640       7.627
    100-02         7.645       7.659       7.655       7.633       7.619
    100-03         7.638       7.653       7.649       7.626       7.611
    100-04         7.632       7.648       7.643       7.618       7.603
    100-05         7.625       7.642       7.637       7.611       7.595
    100-06         7.618       7.636       7.631       7.604       7.587
    100-07         7.612       7.630       7.625       7.597       7.579

    100-08         7.605       7.624       7.619       7.589       7.571
    100-09         7.599       7.619       7.613       7.582       7.563
    100-10         7.592       7.613       7.607       7.575       7.555
    100-11         7.586       7.607       7.601       7.568       7.547
    100-12         7.579       7.601       7.595       7.561       7.539
    100-13         7.572       7.595       7.589       7.553       7.531
    100-14         7.566       7.590       7.583       7.546       7.523
    100-15         7.559       7.584       7.577       7.539       7.515

First Payment      3.114       3.114       3.114       3.114       3.114
Average Life       6.181       7.369       6.990       5.460       4.805
Last Payment       7.531      12.197      10.364       6.197       5.197

-----------------------------------------------------------------------------
THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE INFORMATION IN THE PROSPECTUS SUPPLEMENT.

[LOGO GRAPHIC OMITTED] PRUDENTIAL SECURITIES                           PAGE 12